Exhibit 99.1

June 8, 2010	OTC:BB: SRRL

Stellar becomes reporting issuer in British Columbia

HENDERSON, NV, June 8 /PRNewswire-FirstCall/ - Stellar Resources Ltd. (OTC Bulletin Board:SRRL.OB.ob - News), is pleased to announce that the Company has met the requirements of the British Columbia Securities Commission as a reporting issuer in the Province of British Columbia. All of the Company's filing are now available on SEDAR as well as EDGAR.

In order to meet these requirements the company has approved the adoption of a new Audit Committee Charter and Corporate Governance Practices as detailed below.

AUDIT COMMITTEE

Audit Committee and Relationship with Auditors

The purposes of the Audit Committee are to assist the Board's oversight of the integrity of the Company's financial statements; the Corporation's compliance with legal and regulatory requirements; the qualifications and independence of the Company's independent auditors; and the performance of the independent auditors and the Company's internal audit function.

National Instrument 52-110 - Audit Committees ("NI 52-110") requires the Company, as an OTC issuer, to disclose annually certain information concerning the constitution of its Audit Committee and its relationship with its independent auditors, which is set forth below. The Company's Audit Committee is governed by an Audit Committee Charter adopted June 2, 2010, a copy of which may be found attached hereto as Schedule "A".

The Company's Audit and Governance Committee is comprised of three directors, Ray Jefferd, Luigi Rispoli and Panfilo Rosatone. As defined in NI 52-110, Mr. Jefferd and Mr. Rispoli are not "independent" within the meaning of NI 52-110. Mr. Rosatone is "independent" within the meaning of NI 52-110.

Mr. Ray Jefferd, has accumulated 38 years of business experience in a variety of industries including retail, consulting, information technology and natural resources in the capacity as a senior executive, often with direct responsibility over finance and accounting. Mr. Jefferd has served on the audit committee of another public company listed on the TSX since 2004.

Mr. Luigi Rispoli, has accumulated 25 years of business experience in hospitality, construction and natural resources in the capacity as an owner and executive responsible for all aspects of operations including oversight of accounting operations.

Mr. Panfilo Rosatone, has accumulated 40 years of business experience in real estate and construction. He has directly supervised all aspects of accounting and financial reporting for the business enterprises he has owned and operated.

Each Audit and Governance Committee member is "financially literate", within the meaning of NI 52-110 and possesses education or experience that is relevant for the performance of their responsibilities as Audit and Governance Committee members.

The aggregate fees billed for professional services by DMCHL, the Company's auditors in 2009 and 2008 for services were:

Type of Fees	2009	2008
Audit fees	$10,000	$10,000
Audit related fees	7,800	8,700
Total	$17,800	$18,700

The Company is relying on the exemption provided by section 6.1 of NI 52-110 which provides that the Company, as an OTC Issuer, is not required to comply with Part 3 (Composition of the Audit Committee) and Part 5 (Reporting Obligations) of NI 52-110.

Audit Committee Oversight

At no time since the commencement of the Company's most recently completed financial year has there been a recommendation of the audit committee to nominate or compensate an external auditor which was not adopted by the Board.

Reliance on Certain Exemptions

At no time since the commencement of the Company's most recently completed financial year has the Company relied on either (a) an exemption in section 2.4 of the Instrument; or (b) an exemption from the Instrument, in whole or in part, granted under Part 8 (Exemptions) of the Instrument. As the Company is listed on the OTC.BB Exchange, it is relying on the exemption provided in section 6.1 of the Instrument, parts 3 (Composition of the Audit Committee) and 5 (Reporting Obligations).

Pre-Approval Policies and Procedures

The audit committee of the Corporation has not adopted specific policies and procedures for the engagement of non-audit services.

CORPORATE GOVERNANCE POLICIES

The Company and the Board recognize the importance of corporate governance to the effective management of the Company and to the protection of its stakeholders, particularly shareholders. National Policy 58-201 - Corporate Governance Guidelines provides non-prescriptive guidelines on corporate governance practices for reporting issuers such as the Company. In addition, National Instrument 58-101 Disclosure of Corporate Governance Practices ("NI 58-101") prescribes certain disclosure by the Company of its corporate governance practices. This disclosure is presented below.

The Company's approach to significant issues of corporate governance is designed with a view to ensuring that the business and affairs of the Company are effectively managed so as to enhance shareholder value. The Board fulfills its mandate directly and through its committees at regularly scheduled meetings or as required. The directors are kept informed of the Company's operations at regular meetings and through reports and discussions with management on matters within their particular areas of expertise.

The Company has considered the applicable requirements and believes that its approach is appropriate and works effectively for the Company and its shareholders.

Board of Directors

Pursuant to NI 58-101, a director is independent if the director has no direct or indirect relationship with the issuer which could, in the view of the issuer's board of directors, be reasonably expected to interfere with the exercise of a member's independent judgment. Certain directors are deemed to have a material relationship with the issuer by virtue of their position or relationship with the Company. The Board is currently comprised of four members, two of whom the Board has determined are independent.

Ray Jefferd is not considered independent as he is the Chief Executive Officer of the Company. Luigi Rispoli is not considered independent as he is the Chief Financial Officer of the Company.

Messrs. Rosatone and Rezac are considered to be independent as none of these individuals have served as officers of the Company.

Other Public Corporation Directorships

Mr. Jefferd is currently also director of the ClearFrame Solutions Corp. a reporting issuer listed on the TSX-V.

Orientation and Continuing Education

New members of the Board receive orientation verbally. Board meetings are sometimes held at the Company's offices and, from time to time, are combined with presentations by the Company's management to give the directors additional insight into the Company's business. In addition, management of the Company makes itself available for discussion with all Board members. The Board encourages the continuing education of directors.

Ethical Business Conduct

Each director, officer and employee is expected to comply with relevant corporate and securities law, and, where relevant, the terms of their employment agreement. The Board has found that the fiduciary duties placed on individual directors by the Company's governing corporate legislation and the common law and the restrictions placed by applicable corporate legislation on an individual director's participation in decisions of the Board in which the director has an interest have been sufficient to ensure that the Board operates independently of management and in the best interests of the Company.

Nomination of Directors

The Board considers its size each year when it considers the number of directors to recommend to the shareholders for election at the annual meeting of shareholders, taking into account the number required to carry out the Board duties effectively and to maintain a diversity of view and experience. The Board does not have a nominating committee, and candidates for nomination to the Board are currently identified by the Board as a whole. In identifying new candidates, the Board takes into account a potential director's experience, skills and characteristics.

Name Directorships with Other Reporting Issuers

Ray Jefferd - ClearFrame Solutions Corp.

Other Board Committees

The Board has no other standing committees other than the Audit Committee. Due to the relatively small size of the Board, no formal policy has been established to monitor the effectiveness of the directors, the Board and its committees.

The Board and its individual directors are assessed on an informal basis continually as to their effectiveness and contribution. The Chairman of the Board encourages discussion amongst the Board as to evaluation of the effectiveness of the Board as a whole and of each individual director. All directors are free to make suggestions for improvement of the practice of the Board at any time and are encouraged to do so.

Additional Information

Additional information relating to the Company may be found under the profile of the Company on SEDAR at www.sedar.com. Additional financial information is provided in the Company's audited financial statements and related management's discussion and analysis for the financial year ended July 31, 2009, which can be found under the profile of the Company on SEDAR.

Board of Directors Approval

The contents of this News Release have been approved by the Board.

    BY ORDER OF THE BOARD
    Per: (Signed) "Ray Jefferd"
    President and Chief Executive Officer
    Henderson, Nevada
    June 8, 2010

Safe Harbor for Forward-Looking Statements:

Except for statements of historical fact, the information presented herein constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include general economic and business conditions, the ability to acquire and develop specific projects, the ability to fund operations and changes in consumer and business consumption habits and other factors over which Stellar Resources Ltd. has little or no control.

Schedule "A"

STELLAR RESOURCES LTD.
AUDIT COMMITTEE CHARTER

Purpose

To assist the board of directors in fulfilling its oversight responsibilities for the financial reporting process, the system of internal control over financial reporting, the audit process, and the company's process for monitoring compliance with laws and regulations and the code of conduct.

Authority

The audit committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

   ●   Retain outside counsel, accountants or others to advise the committee nor assist in the conduct of an investigation
   ●   Seek any information it requires from employees - all of whom are directed to cooperate with the committee's requests - or external parties
   ●   Meet with company officers, external auditors or outside counsel, as necessary

Composition

The audit committee will consist of at least three and no more than six members the majority of which shall also be members of the board of directors. The board or its nominating committee will appoint committee members and the committee chair. Each committee member will be financially literate, as defined by applicable regulation and the board of directors. At least one member shall have expertise in financial reporting.

Meetings

The committee will meet at least four times a year, with authority to convene additional meetings, as circumstances require. All committee members are expected to attend each meeting, in person or via tele- or video-conference. The committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. It will hold private meetings with auditors (see below) and executive sessions. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared.

Responsibilities

The committee will carry out the following responsibilities:

Financial Statements

   ●   Review significant accounting and reporting issues, including complex or unusual transactions and highly judgmental areas, and recent professional and regulatory pronouncements, and understand their impact on the financial statements
   ●   Review with management and the external auditors the results of the audit, including any difficulties encountered
   ●   Review the annual financial statements, and consider whether they are complete, consistent with information known to committee members, and reflect appropriate accounting principles
   ●   Review other sections of the annual report and related regulatory filings before release and consider the accuracy and completeness of the information
   ●   Review with management and the external auditors all matters required to be communicated to the committee under generally accepted auditing standards
   ●   Understand how management develops interim financial information, and the nature and extent of internal and external auditor involvement
   ●   Review interim financial reports with management and the external auditors, before filing with regulators, and consider whether they are complete and consistent with the information known to committee members

Internal Controls

   ●   Consider the effectiveness of the company's internal control over annual and interim financial reporting, including information technology security and control
   ●   Understand the scope of internal and external auditors' review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management's responses

Internal Audit

   ●   Determine annually whether the company should establish an internal audit function.
   ●   Currently the company does not have an internal audit function.

External Audit

   ●   Review the external auditors' proposed audit scope and approach, including coordination of audit effort with internal audit
   ●   Review the performance of the external auditors, and exercise final approval on the appointment or discharge of the auditors
   ●   Review and confirm the independence of the external auditors by obtaining statements from the auditors on relationships between the auditors and the company, including non-audit services, and discussing the relationship with the auditors
   ●   On a regular basis, meet separately with the external auditors to discuss any matters that the committee or auditors believe should be discussed privately

Compliance

   ●   Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) of any instances of noncompliance
   ●   Review the findings of any examinations by regulatory agencies, and any auditor observations
   ●   Review the process for communicating the code of conduct to company personnel, and for monitoring compliance therewith
   ●   Obtain regular updates from management and company legal counsel regarding compliance matters

Reporting Responsibilities

   ●   Regularly report to the board of directors about committee activities, issues and related recommendations
   ●   Provide an open avenue of communication between internal audit, ifm any, the external auditors and the board of directors
   ●   Review any other reports the company issues that relate to committee responsibilities

Other Responsibilities

   ●   Perform other activities related to this charge as requested by the board of directors
   ●   Institute and oversee special investigations as needed
   ●   Confirm annually that all responsibilities outlined in this charter have been carried out
   ●   Evaluate the committee's and individual members' performance on a regular basis

Effective

   ●   This Audit Committee Charter is effective as of June 1, 2010.
   ●   Review and assess the adequacy of the committee charter annually, requesting board approval for proposed changes